UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 19, 2008
(September 15, 2008)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

SAFECO CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Washington	001-6563	91-0742146
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

Safeco Plana, 1001 Fourth Avenue, Seattle, Washington  98154
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 545-5000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On September 15, 2008, in connection with the proposed acquisition of Safeco Corporation (the “Company”) by Liberty Mutual Insurance Company (“Liberty Mutual”), the Company terminated its Credit Agreement, dated as of March 31, 2005, by and among the Company, the Lenders party thereto and J.P. Morgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, as amended by Amendment No. 1 thereto, dated as of October 29, 2007.  Liberty Mutual’s proposed acquisition of the Company is pursuant to the Agreement and Plan of Merger, dated as of April 23, 2008, by and among Liberty Mutual, Big Apple Merger Corporation and the Company.  The Company’s acquisition by Liberty Mutual is scheduled to close on Monday, September 22, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation

Registrant

Dated: September 19, 2008	/s/ Neal A. Fuller

Neal A. Fuller

Senior Vice President Finance, Treasurer